Page 1 . Exhibit 10.17 SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH SIX ASTERISKS [******]. SCHEDULE to the ISDA 2002 Master Agreement dated as of December 12, 2025 between CONDUIT BRAVO LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Party A”) and GRANITE RIDGE VENTURES, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Party B”) Part 1 Termination Provisions In this Agreement: (a) “Specified Entity” is not applicable to either party. (b) The “Default under Specified Transaction” provisions of Section 5(a)(v) of this Agreement will not apply. (c) The “Cross Default” provisions of Section 5(a)(vi) of this Agreement will not apply. (d) (reserved) (e) The “Credit Event Upon Merger” provisions of Section 5(b)(v) of this Agreement will apply to Party A and will apply to Party B. (f) The “Automatic Early Termination” provisions of Section 6(a) of this Agreement will not apply. (g) “Termination Currency” means United States Dollars.

Page 2 (h) “Additional Termination Event” shall not apply in relation to Party B and shall apply in relation to Party A, with each of the events specified below being Additional Termination Events with respect to Party A and Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions: (i) Party A breaches of any of the covenants set forth in Part 6(2) (Negative Covenants) of this Schedule. (ii) A Designated Event occurs with respect to Party A or its Credit Support Provider and, as a result, Party A is neither a Qualified Owner nor 51% or more owned, directly or indirectly, by one or more Qualified Owners. (iii) With respect to Transactions set forth in any Confirmation, as set forth in such Confirmation, including as set forth in the Transaction Confirmation dated as of December 12, 2025 (as modified from time to time, the “Edge Transaction Confirmation”), between Party A and Party B, representing a Transaction and Confirmation under this Agreement. As used herein, “Qualified Owner” means (a) any of the direct or indirect owners of the Party A Credit Support Provider as of the date of this Agreement or (b) any Person that has at least three (3) years of experience (or that has retained to operate the Edge Generation Facilities a reputable third party with at least three (3) years of experience) operating gas fired generation facilities of similar technology to the Edge Generation Facilities. Part 2 Tax Representations (a) Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or documents under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position. (b) Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A and Party B make the representations specified below, if any: The following representation will apply to Party A: It is a limited liability company established under the laws of the State of Delaware and is a disregarded entity for U.S. federal income tax purposes. Its sole owner is Conduit Power, LLC (“Parent”). Parent is a limited liability company established under the laws of the State of Delaware, and Parent is a “U.S. Person” within the meaning of Section 7701(a)(30)(C) of the Internal Revenue Code of 1986, as amended, and its tax identification number is 88-2733030. The following representation will apply to Party B:

Page 3 It is a limited liability company established under the laws of the State of Delaware and is a disregarded entity for U.S. federal income tax purposes. Its sole owner, for U.S. tax purposes, is Granite Ridge Resources, Inc. (“Granite Ridge”). Granite Ridge is a corporation established under the laws of the State of Delaware and is a “U.S. Person” within the meaning of Section 7701(a)(30)(C) of the Internal Revenue Code of 1986, as amended, and its tax identification number is 88-2227812. Part 3 Agreement to Deliver Documents For the purpose of Section 4(a) of this Agreement: (a) Tax forms, documents or certificates to be delivered are: Party required to deliver document Form/Document/ Certificate Date by which to be delivered Party A and Party B As required under Section 4(a)(iii) of the Agreement, IRS Form W-9, IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP and/or IRS Form W-8IMY, whichever is relevant or such other form or document prescribed by the IRS from time to time. Promptly upon execution of this Agreement. (b) Other documents to be delivered are: Party required to deliver document Form/Document/ Certificate Date by which to be delivered Covered by Section 3(d) Party A and Party B Evidence reasonably satisfactory to the other party of the (i) authority of such party and its Credit Support Provider, if any, to enter into this Agreement, and Credit Support Documents and any Transactions and (ii) the authority and genuine signature of the individual signing this Agreement and any Credit Support Document on behalf of such party to execute the same. Upon execution of this Agreement and, if requested by the other party, as soon as practicable after execution of any Confirmation of any Transaction. Yes

Page 4 Party required to deliver document Form/Document/ Certificate Date by which to be delivered Covered by Section 3(d) Party A and Party B A duly executed copy of any and all Credit Support Documents specified in Part 4(g) of this Schedule. Upon execution of this Agreement. Yes Party A and Party B The party’s or its Credit Support Provider’s annual report containing audited consolidated financial statements prepared in accordance with accounting principles that are generally accepted in such party’s country of organization and certified by independent certified public accountants for each fiscal year. Unless publicly available through EDGAR or some other source, as requested by the other party, as soon as available and in any event within 120 days. Yes Party A and Party B The party’s or its Credit Support Provider’s unaudited consolidated financial statements, the consolidated balance sheet and related statements of income for each fiscal quarter, prepared in accordance with accounting principles that are generally accepted in such party’s country of organization. Unless publicly available through EDGAR or some other source, as requested by the other party, as soon as available and in any event within 60 days (or as soon as practicable after becoming publicly available). Yes

Page 5 Party required to deliver document Form/Document/ Certificate Date by which to be delivered Covered by Section 3(d) Party A Written notice of the occurrence of any Casualty Event or the commencement of any condemnation proceeding that could reasonably be expected to result in a Casualty Event. As used herein, (i) “Edge Generation Facilities” means the [******] generation facilities owned by Company located in Texas that are anticipated to consist of either [******] engines (or equivalent), providing up to [******] of thermal capacity per facility or [******], providing up to [******] of thermal capacity per facility, in each case interconnected to the ERCOT system and (ii) “Casualty Event” means any material loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, the Edge Generation Facilities. Promptly following the occurrence thereof.

Page 6 Party required to deliver document Form/Document/ Certificate Date by which to be delivered Covered by Section 3(d) Party A Written notice, setting forth the details of, and any action taken or proposed to be taken with respect to the following: (i) the filing or commencement of any action, suit, proceeding, investigation or arbitration by or before any arbitrator or governmental authority against or affecting Party A not previously disclosed in writing to Party B or any material adverse development in any of the foregoing that, in either case, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; or (ii) the occurrence of any condition or event that the senior executive officers of Party A have determined to constitute a Material Adverse Effect in their reasonable discretion. As used herein, “Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the Edge Generation Facilities, (b) the ability of Party A to perform its obligations, taken as a whole, under this Agreement, (c) the validity or enforceability of this Agreement or the Credit Support Documents or (d) the rights and remedies of Party B under this Agreement or any Credit Support Document. As applicable, within ten (10) Local Business Days after the occurrence thereof. No

Page 7 Party required to deliver document Form/Document/ Certificate Date by which to be delivered Covered by Section 3(d) Party A A construction report for each Month prior to the date the Edge Available for Service Date has occurred for all of the Edge Generation Facilities. As used herein, “Edge Available for Service Date” means with respect to any Edge Generation Facility, the first date that such Edge Generation Facility has the ability to deliver energy into ERCOT. As applicable, within ten (10) Local Business Days after the end of each Month. No Party A An operations and projected performance report for each Month after the Edge Available for Service Date has occurred for any Edge Generation Facility. As applicable, within ten (10) Local Business Days after the end of each Month No Party A and Party B Such other documents as the other party may reasonably request in connection with any Transaction. Promptly upon request by the other party. No Part 4 Miscellaneous (a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement: Address for notices or communications to Party A: Conduit Bravo LLC 820 Gessner, Suite 895 Houston, TX 77024 Attention: Travis Windholz Email: [******] (For all purposes)

Page 8 Address for notices or communications to Party B: Granite Ridge Ventures, LLC 5217 McKinney Avenue, Suite 400 Dallas, Texas 75205 Attention: Kim Weimer Email: [******] (For all purposes) (b) Process Agent. For the purpose of Section 13(c) of this Agreement: Party A appoints as its Process Agent: None. Party B appoints as its Process Agent: None. (c) Offices. The provisions of Section 10(a) will apply to this Agreement. (d) Multibranch Party. For the purpose of Section 10(b) of this Agreement: Party A is not a Multibranch Party. Party B is not a Multibranch Party. (e) Calculation Agent. Except as otherwise specified in any Confirmation in respect of the Transaction confirmed thereby, the Calculation Agent is Party A unless an Event of Default has occurred and is continuing with respect to Party A, in which case the Calculation Agent shall be Party B or a leading dealer designated in good faith by Party B to be the Calculation Agent. All determinations by the Calculation Agent shall be made in good faith and in a commercially reasonable manner. (f) Credit Support Documents. The Credit Support Documents for Party A are: The Party A Guarantee. As used herein the term “Party A Guarantee” means the Guarantee Agreement made by the Credit Support Provider of Party A in favor of Party B. (g) Credit Support Provider. The Credit Support Provider for Party A is: Conduit Power LLC. (h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York. (i) Jury Trial Waiver. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. (j) No Agency. The provisions of Section 3(g) will apply to this Agreement. (k) Additional Representation will apply. For purposes of Section 3 of this Agreement, the following will constitute an Additional Representation:

Page 9 “(h) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction): (1) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction. (2) Status of Parties. The other party is not acting as a fiduciary for or an advisor to it in respect of that Transaction. (i) Eligible Contract Participant. At the time of each Transaction entered into under this Agreement, each of Party A and Party B represents to the other that it is an eligible contract participant as defined in Section 1a of the U.S. Commodity Exchange Act (“CEA”) and CFTC Regulations promulgated thereunder.” Part 5 Other Provisions (a) Definitions. This Agreement, each Confirmation, and each Transaction are subject to the 2005 ISDA Commodity Definitions (the “Commodity Definitions”), and any other definitions specified in the relevant Confirmation for such Transaction, as each of such definitions may be amended, supplemented, replaced, updated, restated or modified from time to time (the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), and will be governed in all respects by the Definitions (except that references to “Swap Transactions” in the Definitions will be deemed to be references to “Transactions”). The Definitions, as so modified, are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction. (b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement. (c) Severability. Except as otherwise provided in Sections 5(b)(i) or 5(b)(ii) of this Agreement, in the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. (d) Recording of Conversations. Each party hereto consents to the recording of its telephone conversations relating to this Agreement or any potential Transaction.

Page 10 (e) 2002 Master Agreement Protocol. The parties agree that the definitions and provisions contained in Annexes 1 to 16 and Section 6 of the 2002 Master Agreement Protocol published by the International Swaps and Derivatives Association, Inc. on July 15, 2003 are incorporated into and apply to this Agreement. (f) HIRE Act Protocols. The parties agree that the definitions and provisions contained in the (x) Attachment to the 2010 Short Form HIRE Act Protocol and (y) 2015 Section 871(m) Protocol, in each case as published by the International Swaps and Derivatives Association, Inc. are incorporated into and apply to this Agreement as if set forth in full herein. (g) Foreign Account Tax Compliance Act. The parties agree that the definitions and provisions contained in the ISDA 2012 FATCA Protocol as published by the International Swaps and Derivatives Association, Inc. on August 15, 2012, are incorporated into and apply to the Agreement as if set forth in full herein. (h) Transfer. Section 7 is deleted and replaced with the following: “Party B shall not transfer or assign (including by way of security) this Agreement or its rights hereunder without the prior written consent of Party A, which consent shall not be unreasonably withheld, conditioned, or delayed and Party A shall not transfer or assign (including by way of security) this Agreement or its rights hereunder to an unaffiliated third party (a “Party A Assignee”) without the prior written consent of Party B, which consent shall not be unreasonably withheld, conditioned, or delayed, provided, however, notwithstanding anything herein to the contrary, Party A shall have the right to transfer or assign (including by way of security) this Agreement or its rights hereunder to a Party A Assignee without the prior written consent of Party B if such Party A Assignee (i) is a Qualified Owner or 51% or more owned, directly or indirectly, by one or more Qualified Owners and (ii) has the ability to meet the financial obligations of Party A under this Agreement; provided, further, that either party may, without the prior written consent of the other, transfer or assign this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, an entity, provided that to the extent the rights and obligations of the transferring or assigning party arising after the applicable transfer or assignment are not assumed by such entity by operation of law, such entity accepts the rights and assumes in writing all obligations of the transferring or assigning party arising after the applicable transfer or assignment. Any purported transfer or assignment of this Agreement that is not in compliance with this Section will be void. Nothing in this Agreement shall restrict or require any notification in respect of any direct or indirect transfers of ownership interests.” (j) Fully Paid Transactions. The condition precedent in Section 2(a)(iii)(1) does not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i). (k) Confidentiality. Any information made available by one party or its Credit Support Provider to the other party or its Credit Support Provider (if any) with respect to this Agreement or any Transaction hereunder is confidential and shall not be discussed with or disclosed to any third party, except for such information (i) as may become generally available to the public other than as a result of a violation of this Agreement, (ii) as may be required or appropriate in response to any summons, subpoena, or otherwise in connection with any litigation or to comply with any applicable law, order, regulation, or ruling, (iii) as may be obtained from a non-confidential source that disclosed such information in a manner that did not violate its obligations to the other party or its Credit Support Provider (if any) in making such disclosure, or (iv) as may be furnished to any person or entity (including, without limitation, that party’s

Page 11 auditors, attorneys, advisors, or financial institutions) with which the party has a written agreement or which are otherwise required to keep the information that is disclosed in confidence. (l) Limitation of Liability. NO PARTY SHALL BE REQUIRED TO PAY OR BE LIABLE FOR SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES (WHETHER OR NOT ARISING FROM ITS NEGLIGENCE) TO ANY OTHER PARTY, EXCEPT TO THE EXTENT THAT THE PAYMENTS REQUIRED TO BE MADE PURSUANT TO THIS AGREEMENT ARE DEEMED TO BE SUCH DAMAGES OR THE PARTIES OTHERWISE AGREE IN A CONFIRMATION. IF AND TO THE EXTENT ANY PAYMENT MADE PURSUANT TO THIS AGREEMENT IS DEEMED TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE AND THAT SUCH PAYMENT CONSTITUTES A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES AND NOT A PENALTY. (m) Financial Statements. Section 3(d) is hereby amended by (i) inserting after the word “information” in the first line, the phrase “, other than annual and quarterly financial statements,” and (ii) adding in the third line thereof after the word “respect” and before the period: “or, in the case of financial statements, a fair presentation in all material respects of the financial condition of the relevant party, subject to normal year-end audit adjustments”. (n) Form of Agreement. The parties hereby agree that the text of the body of the Agreement is intended to be the printed form of 2002 ISDA Master Agreement as published and copyrighted by the International Swaps and Derivatives Association, Inc. (o) Special Provision Regarding Audits. Upon reasonable request, at any time on or after the Edge Available for Service Date, Party A shall provide Party B with all performance related information reasonably necessary for Party B to audit payments made under the Edge Transaction Confirmation for any applicable period. In the event that a review by either Party A or Party B or prior reporting concludes payments under the Edge Transaction Confirmation that were different from those that would have been made based on correct prior reporting, the correction payments shall be made by the party owing the payments, and such adjustments shall be effected, on the next settlement date under the Edge Transaction Confirmation. (p) Safe Harbors. Each party to this Agreement acknowledges that it is the intent of the parties that: a. This Agreement and any Credit Support Documents constitute a “master netting agreement” as defined in the U.S. Bankruptcy Code (the “Bankruptcy Code”), and this Agreement and the Credit Support Documents and each Transaction hereunder is of a type set forth in Section 561(a)(2), (3), (5)-(6) of the Bankruptcy Code; b. Each party is a “master netting agreement participant,” a “forward contract merchant” and a “swap participant” as defined in the Bankruptcy Code; c. The remedies provided herein, and in any Credit Support Document, are the remedies referred to in one or more of Section 561(a), Sections 362(b)(6), (17) and (27), and Section 362(o) of the Bankruptcy Code; and d. All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document or any Transaction hereunder are “margin payments,” “settlement payments” and “transfers” under one or more of Sections 546(e), (g) or (j), and Section 548(d)(2) of the Bankruptcy Code.

Page 12 (q) Risk Management. Party A represents that this Agreement has been, and each Transaction hereunder has been or will be, as the case may be, entered into for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business (including financial intermediation services) and not for the purpose of speculation. (r) Termination. After the Edge Available for Service Date, if there are no Transactions and no present or future payment obligations, contingent or otherwise hereunder outstanding under this Agreement, either party may terminate this Agreement by giving notice to the other party and termination will be effective no less than 30 Local Business Days after receipt of such notice. Such termination will not prejudice any rights or obligations which may have accrued prior to the effective time of such termination. Part 6 Specific Provisions Covenants. While the Edge Transaction Confirmation is in effect, Party A shall comply with the following requirements of this Part 6: 1. Affirmative Covenants. a. Existence. Party A shall obtain, preserve and maintain its legal existence and all of its material permits, as applicable, when necessary for the proper construction and operation of the Edge Generation Facilities. b. Construction; Operation and Maintenance. Party A shall use commercially reasonable efforts to construct each of the Edge Generation Facilities and, upon construction, shall use commercially reasonable efforts to maintain or cause to be maintained each of the Edge Generation Facilities in good repair and working order and condition in accordance with Prudent Industry Practice, except in each case subject to the effects of any Force Majeure as described below; provided that (i) Party B’s sole remedy for any failure to construct the Edge Generation Facilities shall be the termination of the Edge Transaction Confirmation to the extent permitted under the terms of the Edge Transaction Confirmation, and (ii) subject to the terms and conditions set forth in the Edge Transaction Confirmation, Party A shall have no obligation to operate the Edge Facilities in any particular manner, or at all, or buy gas for operations at any particular index, fixed or hedged price, as the parties have agreed that the operation of the Edge Facilities is in the economic discretion of Party A. As used herein, the term “Force Majeure” means any cause not reasonably within the control of Party A, including the following: (A) physical events such as acts of God, landslides, lightning, earthquakes, fires, storms or storm warnings, such as hurricanes, which result in evacuation of the affected area, floods, washouts, explosions, breakage or accident or necessity of repairs to machinery or equipment or gas or power transmission; (B) weather-related events affecting an entire geographic region, such as low temperatures, which cause freezing that impacts operations; (C) acts of others such as strikes, lockouts or other industrial disturbances, riots, sabotage, insurrections or wars, or acts of terror; and (D) governmental actions such as necessity for compliance with any court order, law, statute, ordinance, regulation, or policy having the effect of law promulgated by a governmental authority having jurisdiction. Party A shall make commercially reasonable efforts to avoid the adverse impacts of a Force Majeure and to resolve any Force Majeure event or occurrence once it has occurred in order to resume performance, to the extent required hereunder. Party A shall provide written notice of any Force Majeure that impacts Party A’s performance hereunder as soon as reasonably practical. Upon providing such notice, Party A will be relieved of its affected obligation, from the onset of the Force Majeure event, to the extent and for the duration of Force Majeure. “Prudent Industry Practices” means those practices, methods, and acts that would be implemented and followed by constructors, owners, operators or maintainers of electric energy generating facilities similar to the Edge Generation Facilities, during the relevant time period, which

Page 13 practices, methods, and acts, in the exercise of reasonable judgment in the light of the facts known at the time the decision was made, could reasonably have been expected to accomplish the desired result consistent with good business practices, reliability, and safety. Prudent Industry Practices are not intended to be limited to the optimum practices, methods, or acts, to the exclusion of all others, but rather to be acceptable practices, methods, or acts generally accepted in the industry. c. Insurance. Party A shall maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. d. Books and Records; Inspection Rights. Party A shall permit representatives of Party B, at Party B’s expense and at reasonable times and upon reasonable prior notice, to inspect the Edge Generation Facilities, and to examine or audit all of Party A’s books, accounts and records and make copies and memoranda thereof, provided in each case that such inspection, examination or audit does not unreasonably interfere with the business of Party A. e. Compliance with Laws. Party A will comply with all laws, rules, regulations and orders of any governmental authority applicable to it or the Edge Generation Facilities, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 2. Negative Covenants a. Nature of Business; International Operations. Party A will not change its legal form or the character of its business from the development and operation of the Edge Generation Facilities and matters related thereto. b. Mergers, Etc. Party A will not merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) the Edge Generation Facilities, or liquidate or dissolve. As used herein, “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. c. Transactions with Affiliates. Party A will not enter into any transaction with any affiliate of Party A unless such transaction is upon fair terms, as reasonably determined by Party A, that are no less favorable to Party A than it would obtain in a comparable arm’s length transaction with a Person not an affiliate or that are otherwise fair from a financial point of view. The restrictions set forth herein shall not apply to (i) the execution and delivery of any this Agreement or any Credit Support Document, (ii) compensation to, and the terms of any employment contracts with, individuals who are officers, managers or directors of Party A or any Subsidiary, provided such compensation is approved by all necessary entity approvals or provided for in the limited liability company agreement, articles or certificate of incorporation, bylaws or other applicable organizational documents of the applicable Person, (iii) payments, dispositions and other transactions expressly permitted under this Agreement, or (iv) the issuance and sale of equity interests in Party A or the amendment of the terms of any equity interests issued by Party A. d. Disposition of Assets. Party A shall not sell or lease or otherwise transfer or dispose any property or assets constituting a material portion of the Edge Generation Facilities without the prior written consent of Party B, which shall not be unreasonably withheld, conditioned or delayed, provided that (1) Party A may sell energy, ancillary services and other products for which the Edge Generation Facilities are qualified to provide, (2) Party A may, sell, lease, otherwise transfer or dispose of property or assets

Page 14 (including, but without limitation, assets that are obsolete, damaged or no longer useful for the business of Party A), provided, that such actions do not and will not adversely affect the operational characteristics of the Edge Generation Facilities in a material manner, and (3) Party A may sell or lease or otherwise transfer or dispose of all or substantially all of the Edge Generation Facilities to any Party A Assignee in connection with an assignment or transfer by Party A of this Agreement. Part 7 Dodd-Frank Title VII Provisions (a) US Person Status. Each of Party A and Party B hereby represent and agree with the other that it reasonably believes that it is a “U.S. person” under the U.S. Commodity Futures Trading Commission’s (“CFTC”) Final Cross-Border Interpretive Guidance 78 Fed. Reg. 45292 (July 26, 2013) (the “Interpretive Guidance”). This representation shall be deemed repeated each time Party A and Party B enter into a Swap Transaction. (b) Dodd-Frank Act Reporting. (i) For each Reportable Event, Party A (or a “third party service provider” acting on behalf of Party B pursuant to CFTC Regulation 45.9) will report to a swap data repository (“SDR”) everything that is required to be reported by the “reporting counterparty” or “reporting party” under CFTC Regulations 43.3(a) and 45.8. (ii) Party B will provide Party A with any information reasonably requested by Party A to enable Party A to comply with CFTC Regulations in connection with any Transaction. (iii) Party B will, as soon as practicable, but in no event later than 10:00 a.m. on the applicable “business day” (as that term is defined in CFTC Regulation 45.1) notify Party A of the occurrence of a “life cycle event” (as defined in CFTC Regulation 45.1) in respect of such Transaction, that is related to a corporate event (the meaning of “corporate event” as used in CFTC Regulation 45.1 to be reasonably determined by Party B unless and until the CFTC issues a specific definition of such term) in respect of Party B, with sufficient detail regarding such life cycle event to allow Party A to comply with CFTC Regulation 45.4(c), provided, however that nothing herein requires Party B to provide material non-public information respecting its securities to Party A. (c) Trade Options. (i) As of the time of each offer to enter into a Transaction that is a Trade Option and of each Reportable Event in respect of such Trade Option, each party represents to the other, for such Trade Option, that it (A) is a producer, processor, or commercial user of, or a merchant handling the commodity that is the subject of the Trade Option or the products or by-products thereof; (B) is entering into the Trade Option solely for purposes related to its business as such; and (C) intends to physically settle the Trade Option, so that if exercised, the Commodity Option will result in the sale of an “exempt commodity” (as defined in Section 1a(20) of the CEA) for immediate or deferred shipment or delivery. (ii) The parties shall seek to agree at the time a Transaction is executed whether the Transaction is a Swap, a Trade Option or a contract excluded from the defined term Swap or otherwise exempt from reporting. If the parties fail to so agree, Party B shall determine and advise the other party prior to or concurrently with the execution of such Transaction that it will report the Transaction as a Swap or a Trade Option; provided, however, a determination made solely by

Page 15 Party B shall not preclude Party A from making its own determination, and shall not constitute an agreement by the parties, as to whether the Transaction is a Swap, a Trade Option, or a contract excluded from the defined term Swap or otherwise exempt from reporting. (d) Certain Permitted Disclosures. Notwithstanding anything to the contrary in any agreement, including, without limitation, any non-disclosure or confidentiality agreement between Party A and Party B, as a counterparty to a Swap, derivative, or other transaction, Party A and Party B hereby consent to the disclosure of information: (i) to the extent required or permitted by any applicable law, rule or regulation that mandates reporting or retention of transaction and similar information or to the extent required by order or directive regarding reporting or retention of transaction or similar information issued by any governmental authority, body or agency in accordance with which Party A or Party B is required or accustomed to act, including, without limitation, reporting required to be made to swap or trade data repositories or systems or services operated by such repositories (“Reporting Requirements”) or (ii) to and between Party A’s or Party B’s, as applicable, head office, branches or affiliates, or any persons or entities who provide services to such other party or its head office, branches or affiliates, in each case, in connection with such Reporting Requirements. (e) Definitions. Capitalized terms used in this Part 7 shall have the meaning below, unless otherwise specified. “Swap” means a “swap” as defined in section 1a(47) of the CEA and CFTC Regulation 1.3(xxx), provided that a commodity option entered into pursuant to CFTC Regulation 32.3(a) is not a Swap for purposes of this Agreement. The term “Swap” also includes any foreign exchange swaps and foreign exchange forwards that may be exempted from regulation as “swaps” by the Secretary of the Treasury pursuant to authority granted by Section 1a(47)(E) of the Commodity Exchange Act. “Swap Transaction” means any Transaction that results in the creation of a new Swap between two or more parties or in a change to the terms of an existing Swap between the parties, including execution, termination, assignment, novation, exchange, transfer, amendment, conveyance, or extinguishing of rights or obligations of a Swap. (Signature page follows.)

[Signature Page to ISDA Schedule] IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document. CONDUIT BRAVO LLC (Party A) By: /s/ Matthew Herpich Matthew Herpich Chief Executive Officer GRANITE RIDGE VENTURES, LLC (Party B) By:/s/ Kim Weimer Kim Weimer Interim Chief Financial Officer and Chief Accounting Officer